Exhibit 10.2.7

Application for Credit and Promise to Give
Bills of Lading, Warehouse Receipts, or
Security under Section 427 of the Bank Act.

2003 (year)
To the
Bank of Montreal
Branch: Drummond and St. Catherine

        The Bank is hereby requested by the undersigned to grant and continue up to and including the 2nd day of August, 2005, a revolving line of credit (whether by loans, the acceptance of our bills of exchange, or otherwise) of $ONE HUNDRED AND FIFTY THOUSAND ($150,000) and to make loans or advances to the undersigned thereunder on the security of all property of the kind(s) hereinafter described of which the undersigned is now or may thereafter become the owner or in respect of which the undersigned does now have or hereafter may acquire rights, to wit—(1)

(1)
Here give general description of the kind or kinds of property to be covered by the security, or if space insufficient these particulars may be set out on the back of the form or in a schedule annexed. In such cases insert after (1) "the property described on the reverse hereof (or in schedule annexed."

the universality of the inventory and property in stock of the undersigned and all the claims related thereto as well as all merchandise manufactured or otherwise procured by way of a security on such products or such goods, wares and merchandise as well as on the goods, wares or merchandise used for their packaging and also on all wares or merchandise that the undersigned manufactures or produces, or which are acquired for such purpose, as well as on the goods, wares or merchandise used for their packaging. Without limiting the generality of the foregoing, all products warehoused in our establishment, including, notwithstanding the generality of the foregoing, all related products and all other products purchased or otherwise procured by the undersigned as well as all the supplies used by the undersigned in its operations, and/or on the security of warehouse receipts and/or bills of lading covering such property.

In the case of a Supplementary Application and Promise the words "and any application(s) for credit and promise(s) to give security supplemental hereto" should be struck out and initialed by the borrower.

        And the undersigned promise(s) and agree(s) to give the Bank security for all loans and advances by the Bank to the undersigned pursuant to this application for credit and promise to give security ~~and any application(s) for credit and promise(s) to give security supplemental hereto~~, (initialed) by way of assignment under Section 427 of the Bank Act covering all the property aforesaid which is now or may hereafter be in the place or places hereinafter designated, to wit—(2)

(2)
Here designate the place or places where the property to be covered by the security is or may be located, or if space insufficient these particulars may be set out on the back of the form or in a schedule annexed. In such cases, insert after (2) "the place or places designated on the reverse hereof (or in schedule annexed)".

at our establishment at 33 Prince Street, Suite 280, Montréal, Quebec, H3C 2M7 and at any other place in Canada, whether the goods are actually there or in transit,

Or in transit thereto or therefrom or in any other place or places in Canada in which any of the said property may be located.

        The undersigned promise(s) and agree(s) to give the Bank from time to time and as often as requested by the Bank warehouse receipts and/or bills of lading covering all the property aforesaid or any part thereof which is now or may hereafter be covered by warehouse receipts or bills of lading, as security for all the said loans and advances.

        And the undersigned will pay the Bank all costs, charges and expenses which the Bank may incur in enforcing or obtaining payment of the sums of money due to the Bank from the undersigned or in attempting so to do.

        The undersigned hereby appoint(s) the person for the time being acting as manager of the above-mentioned branch of the Bank the attorney of the undersigned, on behalf of the undersigned to give from time to time to the Bank any and all security mentioned above and to sign or endorse and deliver any and all instruments and documents in connection therewith.

        The Bank may from time to time take from the undersigned notes representing the said loans and advances or any part thereof; and any notes so taken shall not extinguish or pay the indebtedness created by such loans and advances but shall represent the same only.

        No security acquired by the Bank shall be merged in any subsequent security or be taken to be substituted for any security previously acquired.

This application is in addition to the application and promise dated August 8, 2002 in respect of $260,000 and not in substitution thereto.

NOTE—If executed by a company with a corporate seal, the corporate seal should be affixed.

Jeux Hexacto inc.
(Signed) Alexandre Taillefer